UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  November  2,  2004
                                                         ------------------

                         ALPHA WIRELESS BROADBAND, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                 0-20259                 33-0845463
-----------------------------  ----------------       -------------------
(State or other jurisdiction   (Commission File          (IRS Employer
     of incorporation)              Number)           Identification No.)

  10120 South Eastern Avenue, Suite 200, Henderson, Nevada            89052
  --------------------------------------------------------            -----
     (Address of principal executive offices)                      (Zip Code)

                                  775-588-2387
                                  ------------
               Registrant's telephone number, including area code

                                      None
                                      ----
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant's  Business  and  Operations
--------------------------------------------------

Item  1.01  Entry  into  a  Material  Definitive  Agreement.
On November 1, 2004, the Registrant amended the creditor trust identified as the Internet Business's International, Inc. Creditor Trust to reflect the appointment of Financial Services, LLC as the trust protector. A copy of the amendment is attached hereto as Exhibit 99.


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Section  8  -  Other  Events
----------------------------

Item  8.01  Other  Events.
On October 5, 2004, the Registrant previously reported that its subsidiary, Seamless Peer to Peer, Inc., had entered into a letter of intent ("LOI") to acquire the assets of Seamless P2P, LLC.

As of the date of this report, the parties to the LOI had not entered into a definitive agreement. Notwithstanding, the parties thereto and the LOI contemplate the transaction closing on or before December 31, 2004.

Section  9  -  Financial  Statements  and  Exhibits
---------------------------------------------------

Item  9.01  Financial  Statements  and  Exhibits.
(a)     Financial  Statements.  None.
(b)     ProForma  Financial  Information.  None.
(c)     Exhibits.

Exhibit No  Description  of  Exhibit
----------  ------------------------
99          Amendment to Internet Business's International, Inc. Creditor Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha  Wireless  Broadband,  Inc.
---------------------------------
(Registrant)

November  2,  2004
------------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President


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